UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging markets’
progress continues.

New World Fund®

Annual report for the year ended October 31, 2014

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–2.03%	5.66%	9.52%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.03% for Class A shares as of the prospectus dated January 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

About the cover: Suramadu Bridge, Surabaya, Java, Indonesia.

Special feature
6	Emerging markets’ progress continues.

Contents
1	Letter to investors
5	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
35	Board of directors and other officers

Fellow investors:

New World Fund’s past fiscal year was a volatile period for many developing-country stock markets and currencies. Investor sentiment ebbed and flowed amid shifting global economic expectations, elevated tensions in the Middle East and Ukraine, and changing political outlooks in several countries — including India and Brazil. Ruble weakness, particularly against the U.S. dollar, took a heavy toll on returns from our investments in Russian companies.

The unmanaged MSCI EM (Emerging Markets) Index gained 0.64% during the 12 months through October 31, 2014. Over this period, the value of an investment in the fund gained 1.86%, assuming reinvestment of the 56.56 cents a share dividend and 61.40 cents a share capital gain that were paid in December 2013. The fund’s result trailed its primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which advanced 7.77%. Stocks in the U.S. that are well represented in this index generated strong returns; historically, the fund has tended to not invest heavily in U.S. stocks. While this recent 12-month return is disappointing, the fund’s primary objective is long-term appreciation. As can be seen in the table below, its results over 10 years and its lifetime surpass those of its primary benchmark.

Results at a glance

For periods ended October 31, 2014, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 6/17/99)

New World Fund (Class A shares)	1.86%	7.40%	10.11%	8.68%
MSCI ACWI (All Country World Index)	7.77	10.57	7.09	4.19
MSCI World Index	8.67	11.41	6.93	4.02
MSCI EM (Emerging Markets) Index	0.64	4.64	10.54	8.52
J.P. Morgan Emerging Markets Bond Index Global	7.20	8.27	8.38	10.28

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World Index and MSCI EM (Emerging Markets) Index, and is a free float-adjusted market capitalization weighted index. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World Index results reflect dividends net of withholding taxes.The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

Where the fund’s assets are invested by country of domicile

Geographical distribution of net assets on October 31, 2014

Developed-country equities	48.2%

The Americas
United States	12.6
Canada	.7

Asia
Japan	4.8
Hong Kong	4.1
South Korea	1.9
Taiwan	.9
Australia	.5
Singapore	.1

Europe
United Kingdom	8.0
Switzerland	3.0
France	2.8
Germany	2.0
Spain	1.6
Netherlands	1.5
Denmark	1.2
Sweden	.7
Italy	.6
Belgium	.4
Portugal	.3
Austria	.2
Finland	.1

Africa/Middle East
Israel	.2

Developing-country equities	34.1%

The Americas
Brazil	1.9
Mexico	1.9
Republic of Colombia	.3
Chile	.1

Asia
India	8.6
China	8.2
Philippines	3.3
Thailand	1.5
Indonesia	1.0

Europe
Russian Federation	2.8
Greece	1.0
Turkey	.3
Slovenia	.2

Africa/Middle East
South Africa	2.3
United Arab Emirates	.3
Qatar	.3
Pakistan	.1

Developed-country bonds	0.7%

The Americas
United States	.7

Developing-country bonds	9.1%

The Americas
Mexico	1.9
Republic of Colombia	.6
Brazil	.4
Dominican Republic	.3
Argentina	.2
Peru	.2
Panama	.1
Venezuela	.1
Jamaica	.1

Asia
Indonesia	.6
Philippines	.3
India	.2
China	.1
Kazakhstan	.1
Pakistan	.1

Europe
Russian Federation	.7
Turkey	.6
Hungary	.4
Greece	.2
Poland	.2
Croatia	.2
Slovenia	.2

Africa/Middle East
South Africa	.5
Nigeria	.2
Kenya	.2
Zambia	.1
Ghana	.1
Morocco	.1
Qatar	.1

Short-term securities & other assets less liabilities	7.9%

Total	100.0%

2	New World Fund

Clearly, we have been in a phase of the market cycle in which developing-country stock market returns have lagged returns in the U.S. and certain other developed countries. It’s natural, therefore, for investors to question whether the case for investing in “emerging markets” still makes sense. With that in mind, we invite you to read the feature (starting on page 6), where we review the development of emerging markets investing and explain why we believe the longer term outlook remains bright.

New World Fund offers a distinctive approach to emerging markets investing, blending three types of investments: stocks of companies based in developing countries; stocks of multinational companies based in the developed world with significant ties to the developing world; and government and corporate bonds of developing-country issuers. This diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets (see page 10).

Developed- and developing-country stocks

Global returns were mixed, though investors continued to favor U.S. stocks for much of the 12 months ending October 31, 2014. Investor confidence was tested earlier in the period amid deteriorating economic conditions in China and certain other developing countries, as well as political upheaval in a number of nations across the globe, including Ukraine, Thailand and Syria. Thereafter, sentiment broadly improved for a number of months. Then, in September, a global selloff struck as investors were rattled by renewed concerns about economic growth, geopolitical instability and the potential for higher interest rates due to tighter U.S. monetary policy.

Against this backdrop, China and India notched 12-month gains of 6.41%1 and 29.39%, respectively. The Indian market rose fairly consistently, buoyed by the prospect of, and ultimate victory for, pro-reform candidate Narendra Modi and his Bharatiya Janata Party in the April-May general election. Since Modi’s election win, continued optimism and better-than-expected growth have supported further advances. Sentiment around Chinese stocks was more changeable. Stimulus measures and new reforms regarding state-owned enterprises have only partly offset concern about slowing economic growth and political unrest in Hong Kong. Meanwhile, Russian stocks recorded some of the largest losses for U.S. dollar-based investors. Russia’s annexation of Crimea in March 2014 was met with sanctions, notably from the U.S. and European Union. A ceasefire was agreed to in early September, but the situation remains unstable. Russian stocks declined 24.40% as the ruble weakened 25.33% against the dollar.

Developing-country bonds

Broad dollar strength meant that developing-country bonds issued in local currencies generated negative total returns for U.S. dollar-based investors, while issues denominated in U.S. dollars generally recorded gains. Investments in developing-country issues helped the fund’s overall result, with holdings of government bonds from Indonesia, Hungary, Slovenia and Turkey among the notable positives. As of October 31, 2014, the fund was invested in the bonds of 56 issuers from 29 countries. The fund actively manages currency exposures arising from investments in bonds denominated in local currencies.

Inside the portfolio

The larger contributors to the fund’s 12-month result came from a diverse set of industries and geographies. Chinese internet giant Baidu gained 48.40% over the period, supported by increased use of its mobile platforms in areas such as online chat and video applications; mobile now accounts for more than one-third of Baidu’s revenue. Meanwhile, shares of London-listed Hikma Pharmaceuticals advanced 57.42%. Founded in Jordan, the manufacturer of branded and generic drugs has a track record of strong revenue growth; its drugs are among the most widely prescribed in the Middle East and North Africa. And from India (a country where the fund has become much more heavily invested), Axis Bank’s shares recorded a 12-month gain of 79.85%. As India’s third-largest private bank by assets, Axis appears well-positioned to gain share from its government-controlled peers and win new business in rural areas.

Several of the fund’s Russian investments were among its larger detractors. Clearly, there is much uncertainty in Russia’s outlook. The recent trend lower in the

[1]	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

New World Fund	3

price of oil — one of its main exports — has put further pressure on the economy. Although we believe that the individual longer term outlooks for select companies in certain sectors (internet and e-commerce, for example) remain favorable, portfolio managers have reduced investments in Russia over the past fiscal year.

In addition, some of the fund’s investments in energy firms also fared particularly poorly, with Indus Gas, Ophir Energy and Gulf Keystone Petroleum among the larger detractors. Each firm has faced setbacks. That said, we are mindful that lower energy prices create a tougher business environment for exploration and production firms, even though their longer term return potential remains attractive.

As of October 31, 2014, developing-country equities accounted for 34.1% of the fund’s net assets. The portion of net assets invested in developed-country equities was 48.2%. Holdings in cash and cash-like securities amounted to 7.9%. The fund’s overall holding in cash arises mainly from individual portfolio managers’ active decisions to hold cash and from their buying and selling of stocks and bonds.

Looking forward

As a category, “emerging markets” includes a diverse set of developing countries, markets and companies. Some economies are in good shape, with positive structural reforms underway. Other nations have significant economic imbalances and policy responses that may lack effectiveness. Similarly, some of the larger bond and equity markets (notably, Russia and Brazil) have been volatile, while others have not. In our view, this complex picture emphasizes the need for an active research-driven and long-term approach to investing.

As ever, our investment focus remains centered on individual companies. In addition, portfolio managers continue to spend time thinking about the economic, political and social backdrops against which firms will operate in the coming years.

Early in 2014, for example, groups of investment professionals met in China. There, we held discussions with political and economic experts and examined the investment implications of China’s reform program, the slowing of growth, and the key challenges it faces. More recently, a number of us went to India to meet with senior civil servants, company executives and entrepreneurs to try and understand the extent to which recent optimism around reform and economic prospects is justified.

Developments in various countries over the past year have underscored the importance of staying on top of corporate governance. In China, for example, we continue to monitor the situation in regard to companies that are listed via so-called variable interest entities (VIEs) rather than traditional shares. VIEs have become popular in certain sectors where direct foreign ownership is restricted.

And in Russia, sanctions have made it more important than ever to understand the potential direct and indirect linkages between companies and the government.

In China, India and elsewhere we continue to see select opportunities to invest in attractively priced, well-run companies. For the firms in which this fund invests, meeting the demands of middle-class populations — whose numbers and affluence should increase in coming years — is a key source of growth.

Finally, with this report, we bid farewell to Michael Thawley, Vice Chairman of the Board of New World Fund. After serving nine years with Capital Group as an international adviser — and, before that, for five years as Australia’s ambassador to the U.S. — Michael is returning to Australia to take a position in the government. We thank him for his dedication to pursuing the fund’s mission on behalf of all its investors.

We are grateful for your ongoing support and commitment to long-term investing.

Cordially,

Robert W. Lovelace

Vice Chairman and President

December 10, 2014

For current information about the fund, visit americanfunds.com

4	New World Fund

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2014, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Year ended October 31

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends of $4,455 and reinvested capital gain distributions of $3,175.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2014)*

	1 year	5 years	10 years	Lifetime (since 6/17/99)

Class A shares	–3.99%	6.13%	9.46%	8.26%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

New World Fund	5

Emerging markets’

progress continues.

Growth has slowed in China, Russia and Brazil. Political instability has risen. Some developing-country investors may be feeling unsettled. However, when you consider the longer term evolution of emerging markets investing, it’s clear that recent setbacks should be kept in perspective. Emerging markets have made great progress, and the overall outlook remains bright.

New Delhi, India: India Gate

6	New World Fund

Mark Denning
Portfolio Manager
Los Angeles

Five years ago, the global economy was emerging from recession in the wake of the financial crisis. Back then, it was developing countries such as China, India and Brazil that were the engines of global growth and the source of strong investment returns.

Times have changed. Returns in developing-country markets have been mixed, while stocks in the U.S. have generally outpaced. “This has been one of the most challenging investment environments I’ve experienced,” says portfolio manager Nick Grace. “Some developing markets have fared quite well. In others, we’ve seen sharp moves up and down, and stocks of companies with robust prospects have been swept along. At the same time, currency weakness has had a profound impact on total returns.”

Russia has generated among the worst market returns for U.S. dollar-based investors for the 12-month period ended October 31, 2014; the value of the ruble plummeted, and the economy lurched toward recession in the wake of the crisis in Ukraine and ensuing international sanctions. Facing a similar combination of economic deceleration, rising inflation and currency depreciation, Brazil’s economy is also in poor shape. China’s economy has steadily slowed; 2014 third-quarter year-on-year growth stood at 7.3%. Faltering recoveries in Europe and Japan have further slowed the pace of global growth, placing pressure on prices for energy and commodities — and consequently adding to the woes of commodity exporters such as Russia and Brazil.

Meanwhile, the U.S. economy has continued to heal and the dollar has strengthened against most currencies. In October, the Federal Reserve stopped pumping money into the global financial system through its bond buying. “Given various country-specific challenges and deterioration in the global outlook, it’s not surprising that some investors may feel more cautious about emerging markets,” says Nick.

Focus on companies, not economies

Recent media coverage has questioned whether this is the right time to be invested — and if the case for investing in emerging markets still holds — even though there have also been a number of positives. “Investor sentiment can be a fragile thing,” says portfolio manager Mark Denning. “Indian stocks have generated some of the best recent returns. Markets in China, Indonesia, the Philippines and South Africa made solid gains, too. And yet, broad market confidence does appear less resilient.” In global investing, markets move in and out of favor. So, current question marks over emerging markets aren’t surprising — especially to longtime investors such as Mark, who was one of New World Fund’s founding portfolio managers in 1999. “As a research-driven active investor, my focus is on companies, not the market. Even during a time of mixed near-term prospects for developing countries, great companies can distinguish themselves,” he says.

Portfolio manager Carl Kawaja echoes Mark’s point about the importance of retaining a focus on companies. “During a research trip to Brazil in October, what was particularly striking was the variety of meetings with company management that I walked away from with a positive outlook. As a longer term investor, it’s vitally important to look through macro headwinds to find individual company successes.”

Certainly, faster economic growth can provide a supportive environment for improved company earnings, and this in turn may help stock returns. However, many statistical studies covering various time periods have come to a similar conclusion: There is little direct linkage between economic growth and rising returns in developing countries.

“It may seem intuitive to assume that only positive economic growth results in higher stock prices, but the facts

New World Fund	7

Rob Lovelace
Portfolio Manager
Los Angeles

don’t support the intuition,” explains portfolio manager Rob Lovelace — another of the fund’s original investment team and its current principal investment officer. Indeed, the fact that growth and returns are not necessarily correlated is one of the reasons why New World Fund pioneered a distinctive approach to emerging markets investing 15 years ago. “Our focus is on investments that stand to benefit from increases in living standards and the wealth of individuals and societies, irrespective of where a company’s headquarters is located or its stock is listed,” Rob says.

Incidentally, though it’s now widely accepted, the fund was a trailblazer for the revenue-focused approach to emerging markets investing (see sidebar on page 9). “Despite some setbacks, the rise of emerging middle classes remains a durable trend and a continuing source of return potential,” says Rob.

Keep recent setbacks in perspective

The rise in living standards is one reason why emerging markets still offer attractive opportunities. Alongside a handful of other significant developments that will be explored in the next section, it’s a tailwind that should benefit longer term returns. Put differently, the journey toward healthier economies and more affluent populations looks set to continue — building on the great advances already witnessed in recent decades:

• The early days (1980s). Championed by the World Bank among others, the emerging markets classification gained popularity in the mid-1980s. Early in the decade, developing economies accounted for less than one-third of global output. Some nations were laden with unsustainable amounts of debt. In some cases, poor economic management suggested dismal long-term growth prospects.

• Coming of age (1990s–2000s). In the late 1990s, China and Russia began to open up their capital markets — helping fuel rapid economic growth. By the early 2000s, four dominant economies — Brazil, Russia, India and China — came to the fore. Known as the BRIC economies, the quartet’s favorable demographics (large and growing working-age populations), growth rates and scale clearly distinguished them from the pack. Increasingly, governments and markets moved toward the kind of policies and structures found among developed countries. Economic growth was widespread and fairly consistent. Investor confidence grew.

• A new phase (2010–present). Rates of growth have diverged, though economies are still largely growing. And while China’s economic activity has slowed, it has become the world’s second largest individual economy. Collectively, developing economies now account for around half of global economic output. Many developing countries’ stock market returns have consistently lagged those of developed countries (especially the U.S.), shaking investor confidence. However, favorable demographics, economic heft and reforms suggest that emerging markets will continue to offer attractive longer term return potential for selective investors.

The transformation is far from over

With the notable exceptions of Brazil and Russia, many developing economies are growing. Future growth rates among emerging markets overall should outpace those of the larger developed economies. For example, the International Monetary Fund expects countries that it designates as emerging markets and developing economies to grow by 5.2% in 2019; its current forecasts for the U.S., euro zone and Japan are 2.6%, 1.6% and 1.0%, respectively. Once again, it’s important to reiterate that faster economic growth is not synonymous with higher stock market returns. However, relatively strong growth could be supportive of broadly improved revenue and earnings growth at the company level.

China’s ongoing transition from export-to consumption-driven growth offers an example of how the structural changes underway in a number of emerging economies may progress. Over the last couple of decades, consumption has risen rapidly, with discretionary items such as recreation and luxury goods accounting for more of Chinese consumers’ spending.

Recent analysis from Ernst & Young, for example, suggests that the number of middle-class households could reach nearly 200 million by 2022 — more than double the figure in 2012. By 2022, the number of households earning over $35,000 is expected to exceed 15 million in Brazil and Russia, and more than 10 million in Mexico, Turkey and India. Meanwhile, the same analysis suggests that by 2022, the number of Chinese households earning $35,000 will reach 80 million — more than in Japan.

8	New World Fund

Shanghai, China:

Pudong skyline.

The New Geography of Investing.® It’s in New World Fund’s DNA.

Fifty years ago, companies tended to do business solely within their own borders. Country-of-domicile was therefore appropriate shorthand for where a company did business. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Looking at where a company generates its revenue offers a much more practical and transparent yardstick. Revenue provides insight as to where a company actually has economic exposure. Looking at investment opportunities through a revenue lens is becoming more fashionable, but for New World Fund, it always has been an essential part of its distinctive approach.

Old geography: domicile (%)

New geography: revenue (%)

As of September 30, 2014. Individual figures are rounded to nearest percent and so may not sum to 100%.

Source: MSCI Economic Exposure analysis.

New World Fund	9

Beijing, China:

Qianmen Street.

Impossible to invest in the emerging middle classes while also limiting volatility?

New World Fund’s track record suggests otherwise.

Enabling individual investors to benefit from the rise of developing-country consumers — with lower volatility and investment concentrations than are often found in the typical “emerging markets approach” — was a guiding principle when this fund was created in 1999. Over the interim, its experienced investment professionals — a team that still includes founding portfolio managers Rob Lovelace and Mark Denning — have navigated through a range of investment environments.

Collectively, the fund’s investment team — which includes nine portfolio managers and a group of analysts — brings together multiple areas of knowledge and experience over many market cycles. This has tended to deliver consistent results over longer time periods, naturally creating a blend of approaches and styles that can help reduce the volatility of fund returns.

Return versus volatility (for the 10-year period ended 10/31/14)

Volatility

Returns (Class A shares) include reinvestment of all distributions.

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Results for MSCI indexes reflect dividends net of withholding taxes.

Fund result shown is for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the result would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

10	New World Fund

Nicholas Grace
Portfolio Manager
London

Understandably, slowing growth in China is often cast in a negative light. However, context again provides a different perspective. China is likely to become the world’s largest economy in the next five years. Its financial markets are also approaching a critical level of maturity. The movement and exchange of its currency, the renminbi, is much less restricted than it was; its equity and bond markets are huge: Recent estimates put their size at around $4 trillion each.

“Every developing country is different, but capital markets have become more well-developed overall. Bond markets have much greater depth and breadth, and that enables me to manage risk and return in a nuanced way,” says bond-focused portfolio manager Robert Neithart. In addition to traditional government bonds, newer market segments such as inflation-linked and corporates have grown rapidly. For example, according to a recent estimate from J.P. Morgan, the total amount of non-local currency corporate bonds outstanding increased by about $900 billion between 2009 and 2014. “In some ways, bond investors have more certainty on the outlook, thanks to improved economic management. Many governments are pursuing policies that put greater emphasis on economic balance, fiscal responsibility, countering inflation and, in some cases, reform of state-owned enterprises,” Robert adds.

Reformers are taking center stage

Across a number of emerging market countries, there seems to be real momentum behind reform. China is pursuing policies with the aim of attracting private investment into its state-owned enterprises and reducing corruption. Mexico has continued to build on earlier efforts; in August, President Enrique Peña Nieto signed into law comprehensive energy sector reforms that should be of profound benefit to future economic activity. In Indonesia, newly-elected President Joko Widodo is expected to undertake radical reforms, including ending costly government fuel subsidies.

But it’s India where optimism around reform is perhaps most pronounced, following the election of Narendra Modi — former chief minister of Gujarat state — to prime minister in May. “Much is expected in terms of labor, land and tax reform, as well as cutting corruption and bureaucracy and encouraging foreign direct investment,” says portfolio manager Chris Thomsen. “Modi does, however, have a track record as a pro-business reformer. I expect him to deliver on this promise — though it may take longer than is widely thought.”

New phase, new opportunity

In this latest phase in the evolution of emerging market investing, the fund’s investment professionals find cause for optimism and compelling opportunities across the globe. In Europe, for example, portfolio manager Wahid Butt believes that valuations have become attractive. “Earnings expectations are based on pretty dismal domestic demand forecasts; the market may be ignoring the impact of a weak euro on their overseas profitability,” he says.

And, following a recent research trip to China, portfolio manager Galen Hoskin came away with new insights. “Ultimately, the economic reforms being spearheaded by President Xi Jinping are aimed at improving efficiency and pursuing a more sustainable, albeit slower, rate of growth. It takes time to change incentives and habits, but the early indications are positive,” says Galen.

The structural shift underway in China could create interesting opportunities. For example, the aging population that will put increasing pressure on potential economic growth may actually support earnings growth in certain parts of the health care industry. “I anticipate branded non-Chinese suppliers may benefit.

When it comes to heart valves or cancer drugs, those who can afford it will seek out the best products — just like we do in America,” he adds.

“As research-driven investors, our accumulated knowledge about companies can hopefully enable us to look beyond — or even benefit from — short-term mispricing of stocks due to fragile market confidence,” says portfolio manager Winnie Kwan. “Having invested through countless challenging political and economic periods for emerging markets, I believe that fundamental research, diversification, and a long-term investment horizon should once again prove advantageous for fund investors.” ■

New World Fund	11

Summary investment portfolio October 31, 2014

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	13.26%
Euro zone*	11.07
India	8.72
China	8.25
United Kingdom	8.01
Japan	4.77
Hong Kong	4.05
Mexico	3.75
Philippines	3.65
Russian Federation	3.47
Other countries	23.13
Short-term securities & other assets less liabilities	7.87

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia, and Spain.

Common stocks 82.29%	Shares	Value (000)
Financials 12.82%
Prudential PLC	10,402,431	$240,043
HDFC Bank Ltd.	10,132,054	150,471
HDFC Bank Ltd. (ADR)	968,000	50,752
AIA Group Ltd.	34,774,600	193,936
ICICI Bank Ltd.	5,478,462	145,139
ICICI Bank Ltd. (ADR)	559,837	31,553
KASIKORNBANK PCL	23,945,000	173,504
Axis Bank Ltd.	19,784,560	141,585
American Tower Corp.	1,188,900	115,918
AEON Financial Service Co., Ltd.	5,570,000	113,904
Other securities		1,756,466
		3,113,271

Information technology 12.31%
Baidu, Inc., Class A (ADR)[1]	2,002,900	478,232
Samsung Electronics Co. Ltd.	241,250	280,815
Samsung Electronics Co. Ltd., nonvoting preferred	9,700	8,940
Google Inc., Class A1	204,950	116,385
Google Inc., Class C1	195,950	109,552
Murata Manufacturing Co., Ltd.	1,810,600	196,736
Mail.Ru Group Ltd. (GDR)[1]	7,426,366	180,015
Taiwan Semiconductor Manufacturing Co. Ltd.	33,313,000	142,927
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,400,000	30,828
AAC Technologies Holdings Inc.	28,824,500	172,646
Infosys Ltd.	1,895,900	125,094
Infosys Ltd. (ADR)	394,000	26,343
Tencent Holdings Ltd.	9,498,000	151,377
Yandex NV, Class A1	4,295,884	122,948
Alcatel-Lucent[1]	37,384,619	114,685
Other securities		731,657
		2,989,180

Consumer discretionary 11.76%
Naspers Ltd., Class N	1,699,281	211,474
Altice SA1	2,905,606	180,929
Toyota Motor Corp.	2,697,900	156,073
Domino’s Pizza, Inc.	1,745,000	154,939
Other securities		2,151,601
		2,855,016

12	New World Fund

	Shares	Value (000)
Consumer staples 8.67%
Nestlé SA	2,679,417	$196,051
Magnit OJSC (GDR)	2,415,700	161,852
Lenta Ltd. (GDR)[1]	15,606,450	151,851
Coca-Cola Co.	3,280,000	137,366
British American Tobacco PLC	2,348,000	133,229
Pernod Ricard SA	1,096,460	124,803
Other securities		1,199,281
		2,104,433

Health care 8.53%
Hikma Pharmaceuticals PLC[3]	11,129,828	337,393
Novo Nordisk A/S, Class B	5,920,750	267,852
Grifols, SA, Class B, non-registered shares	3,910,866	137,421
Grifols, SA, Class B (ADR)	2,442,767	86,450
Grifols, SA, Class A, non-registered shares	464,100	18,928
Novartis AG	2,205,100	204,662
Novartis AG (ADR)	300,000	27,807
Alexion Pharmaceuticals, Inc.[1]	1,056,304	202,134
Bayer AG	891,500	126,745
Other securities		661,882
		2,071,274

Industrials 8.31%
International Container Terminal Services, Inc.[3]	106,374,000	274,972
Cummins Inc.	1,527,500	223,290
Other securities		1,520,652
		2,018,914

Energy 4.82%
InterOil Corp.[1,3]	3,655,239	207,033
Genel Energy PLC[1]	10,315,600	115,926
Other securities		848,532
		1,171,491

Telecommunication services 4.22%
SoftBank Corp.	3,719,000	262,855
MTN Group Ltd.	8,258,491	182,694
Reliance Communications Ltd.[1]	64,516,096	111,537
Other securities		468,376
		1,025,462

Utilities 3.01%
Power Grid Corp. of India Ltd.	97,858,870	232,375
ENN Energy Holdings Ltd.	32,943,000	213,669
PT Perusahaan Gas Negara (Persero) Tbk	293,633,500	144,569
Other securities		139,683
		730,296

Materials 2.92%
Other securities		708,726

Miscellaneous 4.92%
Other common stocks in initial period of acquisition		1,195,678

Total common stocks (cost: $15,533,012,000)		19,983,741

Preferred securities 0.02%
Miscellaneous 0.02%
Other preferred securities in initial period of acquisition		3,398

Total preferred securities (cost: $1,848,000)		3,398

Rights & warrants 0.00%
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		496

Total rights & warrants (cost: $502,000)		496

New World Fund	13

Convertible bonds 0.03%	Principal amount (000)		Value (000)
Consumer staples 0.03%
Other securities			$6,132

Total convertible bonds (cost: $8,166,000)			6,132

Bonds, notes & other debt instruments 9.79%
Bonds & notes of governments & government agencies outside the U.S. 7.66%
United Mexican States Government 5.00%—20.83% 2017—2040[4]	MXN	1,542,648	123,847
United Mexican States Government Global 3.63%—6.05% 2017—2045		$220,959	240,894
Other securities			1,496,040
			1,860,781

Corporate bonds & notes 1.47%
Other securities			355,987

U.S.Treasury bonds & notes 0.66%
U.S. Treasury 4.00% 2015[5]		157,900	159,670

Total bonds, notes & other debt instruments (cost: $2,296,488,000)			2,376,438

Short-term securities 7.83%
Bank of Nova Scotia 0.17%—0.18% due 12/18/2014—3/6/2015[2]		131,800	131,765
Fannie Mae 0.07%—0.15% due 11/12/2014—8/3/2015		258,100	258,022
Federal Home Loan Bank 0.09%—0.16% due 11/13/2014—7/21/2015		178,700	178,671
Freddie Mac 0.08%—0.16% due 11/26/2014—4/22/2015		238,452	238,418
Other securities			1,095,463

Total short-term securities (cost: $1,902,144,000)			1,902,339
Total investment securities 99.96% (cost: $19,742,160,000)			24,272,544
Other assets less liabilities 0.04%			10,870

Net assets 100.00%			$24,283,414

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $305,525,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2014 (000)
Sales:
Colombian pesos	11/10/2014	Citibank	$12,193	COP24,981,845	$66
Colombian pesos	11/18/2014	Barclays Bank PLC	$28,519	COP58,920,000	(55)
Colombian pesos	11/20/2014	Barclays Bank PLC	$14,548	COP30,011,600	(4)
Euros	11/12/2014	HSBC Bank	$2,260	€1,750	67
Euros	11/14/2014	Bank of America, N.A.	$7,042	€5,600	49
Euros	12/3/2014	Bank of America, N.A.	$29,464	€23,300	260
Euros	12/3/2014	JPMorgan Chase	$9,741	€7,700	90
Hungarian forints	11/20/2014	HSBC Bank	$16,785	HUF4,033,100	391
Indonesian rupiah	11/14/2014	Citibank	$3,690	IDR43,933,950	63
Indonesian rupiah	11/17/2014	Barclays Bank PLC	$2,189	IDR26,996,625	(39)

14	New World Fund

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2014 (000)
Japanese yen	11/25/2014	Bank of America, N.A.	$6,101	¥660,000	$224
Japanese yen	12/3/2014	UBS AG	$4,155	¥449,700	150
Japanese yen	12/5/2014	UBS AG	$3,888	¥420,000	148
Mexican pesos	11/12/2014	UBS AG	$29,444	MXN390,300	481
Philippine pesos	11/12/2014	Barclays Bank PLC	$19,325	PHP850,575	379
Russian rubles	11/12/2014	Citibank	$8,123	RUB307,525	997
Russian rubles	12/4/2014	JPMorgan Chase	$12,316	RUB532,750	54
Turkish lira	11/12/2014	Citibank	$6,034	TRY13,425	11
Turkish lira	11/17/2014	UBS AG	$3,398	TRY7,775	(86)
					$3,246

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2014, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2014 (000)
Hikma Pharmaceuticals PLC	11,911,828	490,000	1,272,000	11,129,828	$3,269	$337,393
International Container Terminal Services, Inc.	106,374,000	—	—	106,374,000	1,522	274,972
InterOil Corp.[1]	2,228,239	1,427,000	—	3,655,239	—	207,033
Indus Gas Ltd.[1]	7,000,000	3,429,272	—	10,429,272	—	55,056
Meyer Burger Technology AG1	—	5,800,000	—	5,800,000	—	48,768
Ophir Energy PLC[1,6]	32,317,242	15,046,495	20,097,495	27,266,242	—	—
Caracal Energy Inc. (CDI)[6,7]	—	8,059,986	8,059,986		—	—
Heritage Oil Ltd.[1,6,7]	14,813,874	—	14,813,874		—	—
					$4,791	$923,222

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,667,422,000, which represented 6.87% of the net assets of the fund.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $17,000, which represented less than .01% of the net assets of the fund.
[6]	Unaffiliated issuer at 10/31/2014.
[7]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities including those in “Miscellaneous” and “Other securities,” was $221,697,000, which represented .91% of the net assets of the fund. This amount includes $121,207,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

COP = Colombian pesos

€ = Euros

HUF = Hungarian forints

IDR = Indonesian rupiah

¥ = Japanese yen

MXN = Mexican pesos

PHP = Philippine pesos

RUB = Russian rubles

TRY = Turkish lira

See Notes to Financial Statements

New World Fund	15

Financial statements

Statement of assets and liabilities at October 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,162,897)	$23,349,322
Affiliated issuers (cost: $579,263)	923,222	$24,272,544
Cash denominated in currencies other than U.S. dollars (cost: $3,119)		3,121
Unrealized appreciation on open forward currency contracts		3,430
Receivables for:
Sales of investments	29,965
Sales of fund’s shares	36,174
Closed forward currency contracts	2,485
Dividends and interest	54,424	123,048
		24,402,143
Liabilities:
Unrealized depreciation on open forward currency contracts		184
Payables for:
Purchases of investments	31,122
Repurchases of fund’s shares	26,527
Closed forward currency contracts	43
Investment advisory services	11,053
Services provided by related parties	10,634
Directors’ deferred compensation	2,083
Other	37,083	118,545
Net assets at October 31, 2014		$24,283,414

Net assets consist of:
Capital paid in on shares of capital stock		$18,627,939
Undistributed net investment income		91,504
Undistributed net realized gain		1,066,276
Net unrealized appreciation		4,497,695
Net assets at October 31, 2014		$24,283,414

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 500,000 shares,

$.01 par value (411,006 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$13,216,581	222,969	$59.28
Class B	120,973	2,075	58.30
Class C	1,047,377	18,319	57.18
Class F-1	1,791,329	30,451	58.83
Class F-2	3,624,424	61,079	59.34
Class 529-A	793,129	13,487	58.81
Class 529-B	14,220	246	57.75
Class 529-C	174,712	3,052	57.25
Class 529-E	37,815	648	58.32
Class 529-F-1	48,685	827	58.89
Class R-1	36,729	641	57.35
Class R-2	364,136	6,352	57.33
Class R-2E	55	1	59.26
Class R-3	495,303	8,475	58.44
Class R-4	470,546	7,967	59.06
Class R-5	407,216	6,838	59.56
Class R-6	1,640,184	27,579	59.47

See Notes to Financial Statements

16	New World Fund

Statement of operations for the year ended October 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $28,609; also includes $4,791 from affiliates)	$413,948
Interest (net of non-U.S. taxes of $485)	138,429	$552,377
Fees and expenses*:
Investment advisory services	131,241
Distribution services	59,687
Transfer agent services	39,493
Administrative services	6,538
Reports to shareholders	1,479
Registration statement and prospectus	800
Directors’ compensation	568
Auditing and legal	267
Custodian	7,209
Other	1,209	248,491
Net investment income		303,886

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $4,065; also includes $8,068 net gain from affiliates)	1,054,493
Forward currency contracts	23,700
Currency transactions	(5,447)	1,072,746
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $34,868)	(956,838)
Forward currency contracts	1,934
Currency translations	(1,287)	(956,191)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		116,555

Net increase in net assets resulting from operations		$420,441

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2014	2013

Operations:
Net investment income	$303,886	$242,518
Net realized gain on investments, forward currency contracts and currency transactions	1,072,746	708,210
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(956,191)	1,875,383
Net increase in net assets resulting from operations	420,441	2,826,111

Dividends and distributions paid to shareholders:
Dividends from net investment income	(218,413)	(252,287)
Distributions from net realized gain on investments	(238,779)	—
Total dividends and distributions paid to shareholders	(457,192)	(252,287)

Net capital share transactions	1,559,982	1,102,190

Total increase in net assets	1,523,231	3,676,014

Net assets:
Beginning of year	22,760,183	19,084,169
End of year (including undistributed net investment income: $91,504 and $102,763, respectively)	$24,283,414	$22,760,183

See Notes to Financial Statements

New World Fund	17

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	New World Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

New World Fund	19

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$3,113,202	$—	$69	$3,113,271
Information technology	2,989,180	—	—	2,989,180
Consumer discretionary	2,855,016	—	—	2,855,016
Consumer staples	2,046,119	58,314	—	2,104,433
Health care	2,020,745	50,529	—	2,071,274
Industrials	1,952,489	66,425	—	2,018,914
Energy	1,171,491	—	—	1,171,491
Telecommunication services	1,025,462	—	—	1,025,462
Utilities	730,296	—	—	730,296
Materials	678,613	30,113	—	708,726
Miscellaneous	1,179,431	5,621	10,626	1,195,678
Preferred securities	3,398	—	—	3,398
Rights & warrants	496	—	—	496
Convertible bonds	—	6,132	—	6,132
Bonds, notes & other debt instruments	—	2,376,438	—	2,376,438
Short-term securities	—	1,902,339	—	1,902,339
Total	$19,765,938	$4,495,911	$10,695	$24,272,544

20	New World Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Asset:
Unrealized appreciation on open forward currency contracts	$—	$3,430	$—	$3,430
Liability:
Unrealized depreciation on open forward currency contracts	—	(184)	—	(184)
Total	$—	$3,246	$—	$3,246

* Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

New World Fund	21

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of October 31, 2014 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$3,430	Unrealized depreciation on open forward currency contracts	$184
Forward currency	Receivables for closed forward currency contracts	2,485	Payables for closed forward currency contracts	43
		$5,915		$227

Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$23,700	Net unrealized appreciation on forward currency contracts	$1,934

22	New World Fund

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of October 31, 2014 (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of	Available	Non-cash	Cash	Net
Counterparty	assets and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$533	$(26)	$—	$—	$507
Barclays Bank PLC	1,054	(115)	(683)	—	256
Citibank	1,137	—	(919)	—	218
HSBC Bank	609	—	(401)	—	208
JPMorgan Chase	1,803	—	(1,568)	—	235
UBS AG	779	(86)	(567)	—	126
Total	$5,915	$(227)	$(4,138)	$—	$1,550
Liabilities:
Bank of America, N.A.	$26	$(26)	$—	$—	$—
Barclays Bank PLC	115	(115)	—	—	—
UBS AG	86	(86)	—	—	—
Total	$227	$(227)	$—	$—	$—

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

New World Fund	23

During the year ended October 31, 2014, the fund reclassified $100,743,000 from undistributed net investment income to capital paid in on shares of capital stock and $4,011,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of October 31, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$200,705
Undistributed long-term capital gains	1,077,556
Gross unrealized appreciation on investment securities	5,915,512
Gross unrealized depreciation on investment securities	(1,500,690)
Net unrealized appreciation on investment securities	4,414,822
Cost of investment securities	19,857,722

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31, 2014			Year ended October 31, 2013
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$126,194	$136,993	$263,187	$157,755	$—	$157,755
Class B	59	1,910	1,969	1,069	—	1,069
Class C	2,578	11,329	13,907	5,304	—	5,304
Class F-1	26,756	27,344	54,100	27,103	—	27,103
Class F-2	25,069	20,504	45,573	21,075	—	21,075
Class 529-A	7,092	8,127	15,219	8,877	—	8,877
Class 529-B	—	211	211	86	—	86
Class 529-C	329	1,873	2,202	869	—	869
Class 529-E	261	393	654	348	—	348
Class 529-F-1	493	462	955	535	—	535
Class R-1	99	377	476	175	—	175
Class R-2	1,025	3,918	4,943	2,223	—	2,223
Class R-2E*	—	—	—
Class R-3	3,390	4,974	8,364	4,630	—	4,630
Class R-4	3,916	3,940	7,856	4,205	—	4,205
Class R-5	6,251	4,986	11,237	6,494	—	6,494
Class R-6	14,901	11,438	26,339	11,539	—	11,539
Total	$218,413	$238,779	$457,192	$252,287	$—	$252,287

* Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the year ended October 31, 2014, the investment advisory services fee was $131,241,000, which was equivalent to an annualized rate of 0.548% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net

24	New World Fund

assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period November 1, 2013, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

New World Fund	25

For the year ended October 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$31,101		$26,093		$1,340		Not applicable
Class B	1,530		314		Not applicable		Not applicable
Class C	10,627		2,102		533		Not applicable
Class F-1	6,125		3,178		1,225		Not applicable
Class F-2	Not applicable		2,974		1,349		Not applicable
Class 529-A	1,624		1,254		397		$735
Class 529-B	173		31		9		16
Class 529-C	1,749		298		88		163
Class 529-E	189		37		19		35
Class 529-F-1	(1)		74		23		44
Class R-1	364		56		18		Not applicable
Class R-2	2,735		1,492		184		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	2,402		882		241		Not applicable
Class R-4	1,068		443		214		Not applicable
Class R-5	Not applicable		234		227		Not applicable
Class R-6	Not applicable		31		671		Not applicable
Total class-specific expenses	$59,686		$39,493		$6,538		$993

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $568,000 in the fund’s statement of operations includes $406,000 in current fees (either paid in cash or deferred) and a net increase of $162,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2014

Class A	$1,482,434	25,050	$258,955	4,455	$(1,727,378)	(29,204)	$14,011	301
Class B	2,935	50	1,956	34	(76,037)	(1,305)	(71,146)	(1,221)
Class C	191,413	3,341	13,773	244	(206,937)	(3,617)	(1,751)	(32)
Class F-1	757,128	12,926	53,817	933	(1,842,420)	(30,932)	(1,031,475)	(17,073)
Class F-2	2,444,039	40,730	42,796	737	(507,892)	(8,519)	1,978,943	32,948
Class 529-A	99,135	1,689	15,213	263	(95,614)	(1,626)	18,734	326
Class 529-B	379	6	211	4	(7,436)	(129)	(6,846)	(119)
Class 529-C	25,582	446	2,201	39	(27,065)	(469)	718	16
Class 529-E	4,779	82	653	11	(4,973)	(85)	459	8
Class 529-F-1	10,995	187	955	17	(7,406)	(126)	4,544	78
Class R-1	12,973	225	476	9	(12,477)	(216)	972	18
Class R-2	98,868	1,713	4,937	87	(108,232)	(1,885)	(4,427)	(85)
Class R-2E†	55	1	—	—	—	—	55	1
Class R-3	173,870	2,969	8,355	146	(157,412)	(2,698)	24,813	417
Class R-4	208,220	3,523	7,835	135	(114,020)	(1,931)	102,035	1,727
Class R-5	194,795	3,257	11,231	193	(275,308)	(4,613)	(69,282)	(1,163)
Class R-6	686,747	11,524	26,173	450	(113,295)	(1,905)	599,625	10,069
Total net increase (decrease)	$6,394,347	107,719	$449,537	7,757	$(5,283,902)	(89,260)	$1,559,982	26,216

26	New World Fund

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2013
Class A	$1,670,601	30,072	$154,456	2,868	$(1,901,954)	(34,437)	$(76,897)	(1,497)
Class B	4,705	86	1,060	20	(77,359)	(1,417)	(71,594)	(1,311)
Class C	184,691	3,420	5,235	100	(197,331)	(3,678)	(7,405)	(158)
Class F-1	955,113	17,085	26,884	503	(512,588)	(9,462)	469,409	8,126
Class F-2	723,705	13,172	19,214	357	(356,609)	(6,454)	386,310	7,075
Class 529-A	108,024	1,965	8,875	166	(94,740)	(1,727)	22,159	404
Class 529-B	497	9	86	2	(7,968)	(147)	(7,385)	(136)
Class 529-C	27,545	512	868	16	(23,783)	(443)	4,630	85
Class 529-E	6,250	114	347	6	(5,012)	(92)	1,585	28
Class 529-F-1	11,420	207	534	10	(6,908)	(126)	5,046	91
Class R-1	10,148	188	174	3	(11,946)	(222)	(1,624)	(31)
Class R-2	101,231	1,879	2,221	43	(115,539)	(2,148)	(12,087)	(226)
Class R-3	191,242	3,476	4,625	87	(191,425)	(3,513)	4,442	50
Class R-4	128,222	2,313	4,204	78	(95,598)	(1,733)	36,828	658
Class R-5	123,697	2,219	6,484	120	(89,208)	(1,605)	40,973	734
Class R-6	377,563	6,791	11,534	215	(81,297)	(1,467)	307,800	5,539
Total net increase (decrease)	$4,624,654	83,508	$246,801	4,594	$(3,769,265)	(68,671)	$1,102,190	19,431

*	Includes exchanges between share classes of the fund.
†	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,252,920,000 and $6,873,504,000, respectively, during the year ended October 31, 2014.

New World Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 10/31/2014	$59.37	$.76	$.33	$1.09	$(.57)	$(.61)	$(1.18)	$59.28	1.86%	$13,217	1.03%	1.28%
Year ended 10/31/2013	52.44	.66	6.98	7.64	(.71)	—	(.71)	59.37	14.71	13,221	1.06	1.20
Year ended 10/31/2012	49.61	.73	2.86	3.59	(.76)	—	(.76)	52.44	7.43	11,755	1.07	1.47
Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)	(.78)	—	(.78)	49.61	(7.80)	11,945	1.02	1.33
Year ended 10/31/2010	44.76	.77	9.62	10.39	(.57)	—	(.57)	54.58	23.43	13,335	1.04	1.60
Class B:
Year ended 10/31/2014	58.31	.30	.32	.62	(.02)	(.61)	(.63)	58.30	1.07	121	1.79	.51
Year ended 10/31/2013	51.45	.23	6.87	7.10	(.24)	—	(.24)	58.31	13.85	192	1.83	.43
Year ended 10/31/2012	48.55	.33	2.84	3.17	(.27)	—	(.27)	51.45	6.61	237	1.84	.68
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)	(.36)	—	(.36)	48.55	(8.51)	304	1.80	.54
Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	—	(.26)	53.42	22.48	417	1.82	.81
Class C:
Year ended 10/31/2014	57.34	.27	.32	.59	(.14)	(.61)	(.75)	57.18	1.04	1,047	1.84	.47
Year ended 10/31/2013	50.67	.21	6.75	6.96	(.29)	—	(.29)	57.34	13.80	1,052	1.87	.39
Year ended 10/31/2012	47.91	.32	2.78	3.10	(.34)	—	(.34)	50.67	6.57	938	1.87	.66
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)	(.44)	—	(.44)	47.91	(8.51)	1,007	1.79	.56
Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	—	(.33)	52.80	22.51	1,128	1.82	.83
Class F-1:
Year ended 10/31/2014	58.96	.79	.29	1.08	(.60)	(.61)	(1.21)	58.83	1.87	1,791	1.02	1.34
Year ended 10/31/2013	52.09	.67	6.93	7.60	(.73)	—	(.73)	58.96	14.75	2,802	1.03	1.21
Year ended 10/31/2012	49.28	.75	2.83	3.58	(.77)	—	(.77)	52.09	7.47	2,052	1.03	1.51
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)	(.80)	—	(.80)	49.28	(7.78)	1,816	1.02	1.34
Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	—	(.60)	54.23	23.43	1,884	1.04	1.61
Class F-2:
Year ended 10/31/2014	59.46	.90	.34	1.24	(.75)	(.61)	(1.36)	59.34	2.12	3,624	.75	1.51
Year ended 10/31/2013	52.53	.85	6.97	7.82	(.89)	—	(.89)	59.46	15.06	1,673	.76	1.52
Year ended 10/31/2012	49.71	.88	2.85	3.73	(.91)	—	(.91)	52.53	7.77	1,106	.77	1.77
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)	(.92)	—	(.92)	49.71	(7.54)	923	.76	1.61
Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	—	(.72)	54.68	23.77	829	.76	1.89
Class 529-A:
Year ended 10/31/2014	58.92	.71	.33	1.04	(.54)	(.61)	(1.15)	58.81	1.79	793	1.10	1.21
Year ended 10/31/2013	52.06	.62	6.93	7.55	(.69)	—	(.69)	58.92	14.65	776	1.12	1.14
Year ended 10/31/2012	49.29	.70	2.83	3.53	(.76)	—	(.76)	52.06	7.36	664	1.13	1.42
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)	(.77)	—	(.77)	49.29	(7.81)	602	1.06	1.30
Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	—	(.57)	54.24	23.37	555	1.08	1.57
Class 529-B:
Year ended 10/31/2014	57.81	.23	.32	.55	—	(.61)	(.61)	57.75	.97	14	1.91	.40
Year ended 10/31/2013	51.01	.18	6.80	6.98	(.18)	—	(.18)	57.81	13.72	21	1.93	.33
Year ended 10/31/2012	48.17	.28	2.82	3.10	(.26)	—	(.26)	51.01	6.50	26	1.94	.58
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)	(.33)	—	(.33)	48.17	(8.58)	33	1.88	.46
Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	—	(.26)	53.02	22.38	42	1.90	.73

28	New World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 10/31/2014	$57.42	$.24	$.31	$.55	$(.11)	$(.61)	$(.72)	$57.25	.96%	$175		1.90%	.41%
Year ended 10/31/2013	50.77	.18	6.76	6.94	(.29)	—	(.29)	57.42	13.74	174		1.92	.34
Year ended 10/31/2012	48.05	.29	2.79	3.08	(.36)	—	(.36)	50.77	6.51	150		1.94	.60
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	—	(.42)	48.05	(8.58)	142		1.88	.49
Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	—	(.30)	52.98	22.39	129		1.89	.76
Class 529-E:
Year ended 10/31/2014	58.45	.57	.32	.89	(.41)	(.61)	(1.02)	58.32	1.54	38		1.33	.97
Year ended 10/31/2013	51.65	.50	6.87	7.37	(.57)	—	(.57)	58.45	14.37	38		1.36	.91
Year ended 10/31/2012	48.87	.57	2.82	3.39	(.61)	—	(.61)	51.65	7.10	32		1.38	1.16
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	—	(.64)	48.87	(8.10)	30		1.35	1.00
Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	—	(.47)	53.81	23.01	29		1.38	1.27
Class 529-F-1:
Year ended 10/31/2014	59.00	.83	.32	1.15	(.65)	(.61)	(1.26)	58.89	1.99	49		.89	1.41
Year ended 10/31/2013	52.13	.74	6.93	7.67	(.80)	—	(.80)	59.00	14.87	44		.92	1.34
Year ended 10/31/2012	49.36	.80	2.83	3.63	(.86)	—	(.86)	52.13	7.59	34		.93	1.62
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)	(.86)	—	(.86)	49.36	(7.65)	28		.87	1.50
Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	—	(.65)	54.31	23.63	26		.88	1.77
Class R-1:
Year ended 10/31/2014	57.51	.30	.31	.61	(.16)	(.61)	(.77)	57.35	1.07	37		1.79	.52
Year ended 10/31/2013	50.76	.24	6.78	7.02	(.27)	—	(.27)	57.51	13.89	36		1.79	.46
Year ended 10/31/2012	47.98	.34	2.79	3.13	(.35)	—	(.35)	50.76	6.61	33		1.83	.70
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	—	(.42)	47.98	(8.53)	41		1.82	.53
Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	—	(.35)	52.87	22.44	44		1.85	.80
Class R-2:
Year ended 10/31/2014	57.49	.29	.32	.61	(.16)	(.61)	(.77)	57.33	1.07	364		1.79	.51
Year ended 10/31/2013	50.80	.26	6.77	7.03	(.34)	—	(.34)	57.49	13.90	370		1.78	.48
Year ended 10/31/2012	48.04	.34	2.79	3.13	(.37)	—	(.37)	50.80	6.60	338		1.83	.71
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)	(.41)	—	(.41)	48.04	(8.49)	333		1.80	.55
Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	—	(.29)	52.91	22.45	364		1.84	.80
Class R-2E:
Period from 8/29/2014 to 10/31/2014[4,5]	61.11	.01	(1.86)	(1.85)	—	—	—	59.26	(3.04)	—	[6]	.22	.01
Class R-3:
Year ended 10/31/2014	58.58	.57	.32	.89	(.42)	(.61)	(1.03)	58.44	1.53	495		1.32	.97
Year ended 10/31/2013	51.76	.51	6.89	7.40	(.58)	—	(.58)	58.58	14.41	472		1.34	.92
Year ended 10/31/2012	48.97	.58	2.82	3.40	(.61)	—	(.61)	51.76	7.12	414		1.36	1.18
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)	(.63)	—	(.63)	48.97	(8.09)	395		1.35	1.00
Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	—	(.49)	53.91	23.01	398		1.38	1.28

New World Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 10/31/2014	$59.19	$.78	$.31	$1.09	$(.61)	$(.61)	$(1.22)	$59.06	1.87%	$471	1.00%	1.31%
Year ended 10/31/2013	52.29	.69	6.96	7.65	(.75)	—	(.75)	59.19	14.79	369	1.01	1.26
Year ended 10/31/2012	49.46	.76	2.85	3.61	(.78)	—	(.78)	52.29	7.50	292	1.01	1.53
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)	(.79)	—	(.79)	49.46	(7.80)	258	1.01	1.34
Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	—	(.62)	54.43	23.46	268	1.03	1.63

Class R-5:
Year ended 10/31/2014	59.66	.98	.30	1.28	(.77)	(.61)	(1.38)	59.56	2.19	407.69		1.64
Year ended 10/31/2013	52.68	.87	7.01	7.88	(.90)	—	(.90)	59.66	15.14	477.70		1.56
Year ended 10/31/2012	49.85	.91	2.86	3.77	(.94)	—	(.94)	52.68	7.81	383.72		1.82
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)	(.92)	—	(.92)	49.85	(7.50)	363.71		1.57
Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	—	(.70)	54.81	23.79	554.74		1.90

Class R-6:
Year ended 10/31/2014	59.58	.98	.32	1.30	(.80)	(.61)	(1.41)	59.47	2.22	1,640.65		1.64
Year ended 10/31/2013	52.61	.89	7.01	7.90	(.93)	—	(.93)	59.58	15.19	1,043.65		1.60
Year ended 10/31/2012	49.80	.94	2.84	3.78	(.97)	—	(.97)	52.61	7.87	630.66		1.89
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)	(.95)	—	(.95)	49.80	(7.46)	426.66		1.70
Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	—	(.68)	54.76	23.89	327.68		1.96

	Year ended October 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	32%	36%	25%	25%	20%

[1]	Based on average shares outstanding.
[2]	For the year ended October 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .31 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Amount less than $1 million.

See Notes to Financial Statements

30	New World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc. :

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 10, 2014

New World Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2014, through October 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	New World Fund

	Beginning account value 5/1/2014	Ending account value 10/31/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,002.85	$5.15	1.02%
Class A - assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class B - actual return	1,000.00	998.97	8.97	1.78
Class B - assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class C - actual return	1,000.00	998.76	9.22	1.83
Class C - assumed 5% return	1,000.00	1,015.98	9.30	1.83
Class F-1 - actual return	1,000.00	1,002.88	5.10	1.01
Class F-1 - assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class F-2 - actual return	1,000.00	1,004.22	3.79	.75
Class F-2 - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-A - actual return	1,000.00	1,002.54	5.45	1.08
Class 529-A - assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class 529-B - actual return	1,000.00	998.44	9.52	1.89
Class 529-B - assumed 5% return	1,000.00	1,015.68	9.60	1.89
Class 529-C - actual return	1,000.00	998.44	9.47	1.88
Class 529-C - assumed 5% return	1,000.00	1,015.73	9.55	1.88
Class 529-E - actual return	1,000.00	1,001.18	6.66	1.32
Class 529-E - assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class 529-F-1 - actual return	1,000.00	1,003.55	4.44	.88
Class 529-F-1 - assumed 5% return	1,000.00	1,020.77	4.48	.88
Class R-1 - actual return	1,000.00	998.98	8.97	1.78
Class R-1 - assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class R-2 - actual return	1,000.00	998.97	9.02	1.79
Class R-2 - assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class R-2E - actual return†	1,000.00	969.57	2.21	1.30
Class R-2E - assumed 5% return†	1,000.00	1,018.65	6.61	1.30
Class R-3 - actual return	1,000.00	1,001.20	6.66	1.32
Class R-3 - assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-4 - actual return	1,000.00	1,002.91	5.00	.99
Class R-4 - assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-5 - actual return	1,000.00	1,004.55	3.49	.69
Class R-5 - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class R-6 - actual return	1,000.00	1,004.76	3.23	.64
Class R-6 - assumed 5% return	1,000.00	1,021.98	3.26	.64

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 184 days.

New World Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2014:

Foreign taxes	$0.08 per share
Foreign source income	$1.35 per share
Qualified dividend income	100%
Corporate dividends received deduction	$23,306,000
U.S. government income that may be exempt from state taxation	$442,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

34	New World Fund

Board of directors and other officers

“Independent” directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Elisabeth Allison, 1946	1999	Trustee, Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 1952	2005	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 1960	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	3	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
Koichi Itoh, 1940 Chairman of the Board (Independent and Non-Executive)	1999	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 1942	1999	President Emeritus and former CEO, American Public Media	10	None
William I. Miller, 1956	1999	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company	3	Cummins, Inc.
Alessandro Ovi, 1944	2001	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

“Interested” director4,5

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Nicholas J. Grace, 1966 Senior Vice President	2008	Partner — Capital World Investors, Capital Research Company[6]	1	None
Robert W. Lovelace, 1962 Vice Chairman and President	1999	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

New World Fund	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Mark E. Denning, 1957 Senior Vice President	1999	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]
Michael J. Downer, 1955 Vice President	2003	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust Company[6]
Bradford F. Freer, 1969 Vice President	2006	Partner — Capital World Investors, Capital Research and Management Company
F. Galen Hoskin, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Carl M. Kawaja, 1964 Vice President	1999	Partner — Capital World Investors, Capital Research and Management Company;
Director, Capital Research and Management Company;
		Chairman of the Board, Capital International Asset Management (Canada), Inc.[6]
Winnie Kwan, 1972 Vice President	2010	Director, The Capital Group Companies, Inc.;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]
Christopher M. Thomsen, 1970 Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company[6]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 1974 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a director or trustee of a public company or a registered investment company.
[4]	The term “interested” director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Winnie Kwan and Christopher M. Thomsen, are directors/trustees and/or officers of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	New World Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2014, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$103,000
2014	$122,000

b) Audit-Related Fees:
2013	$7,000
2014	$5,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$39,000
2014	$40,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2013	$20,000
2014	$27,000

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,046,000
2014	$1,028,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$36,000
2014	$33,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$2,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,522,000 for fiscal year 2013 and $1,489,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio
October 31, 2014
Common stocks 82.29% Financials 12.82%	Shares	Value (000)
Prudential PLC	10,402,431	$240,043
HDFC Bank Ltd.	10,132,054	150,471
HDFC Bank Ltd. (ADR)	968,000	50,752
AIA Group Ltd.	34,774,600	193,936
ICICI Bank Ltd.	5,478,462	145,139
ICICI Bank Ltd. (ADR)	559,837	31,553
KASIKORNBANK PCL	23,945,000	173,504
Axis Bank Ltd.	19,784,560	141,585
American Tower Corp.	1,188,900	115,918
AEON Financial Service Co., Ltd.	5,570,000	113,904
Bank of the Philippine Islands	46,231,443	97,872
Citigroup Inc.	1,820,000	97,425
China Overseas Land & Investment Ltd.	31,706,000	91,989
Eurobank Ergasias SA1	262,425,159	91,094
Sberbank of Russia (ADR)	10,202,500	77,072
Sberbank of Russia (GDR)[2]	1,432,900	10,876
Kotak Mahindra Bank Ltd.	4,535,000	82,594
Fibra Uno Administración, SA de CV	23,647,098	82,182
Piraeus Bank SA1	56,356,059	81,922
Siam Commercial Bank PCL	14,933,000	81,382
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	6,082,700	80,900
Housing Development Finance Corp. Ltd.	4,000,250	72,050
UniCredit SpA	9,407,784	67,907
Banco Bilbao Vizcaya Argentaria, SA	5,623,481	62,775
Ping An Insurance (Group) Co. of China, Ltd., Class H	7,023,000	57,369
BM&FBOVESPA SA, ordinary nominative	12,881,500	56,664
Grupo Financiero Banorte, SAB de CV, Series O	7,650,000	49,077
Ayala Land, Inc.	65,163,800	48,646
Ayala Land, Inc., preference shares[3]	30,910,900	69
ACE Ltd.	425,000	46,452
Banco Santander, SA1	2,605,102	22,943
Banco Santander, SA (ADR)	2,145,600	18,817
Bangkok Bank PCL, nonvoting depository receipt	6,400,000	38,907
Türkiye Garanti Bankasi AS	8,559,582	33,427
United Bank Ltd.	14,926,100	28,551
Itaú Unibanco Holding SA, preferred nominative	1,870,576	27,743
Brookfield Asset Management Inc., Class A	562,000	27,521
PT Bank Rakyat Indonesia (Persero) Tbk	30,000,000	27,493
China Pacific Insurance (Group) Co., Ltd., Class H	7,260,000	27,148
Banco Bradesco SA, preferred nominative	1,748,708	26,338
Itaúsa - Investimentos Itaú SA, preferred nominative	6,117,705	24,417
Bank of China Ltd., Class H	47,531,000	22,738
Shriram Transport Finance Co. Ltd.	1,165,856	18,045
GT Capital Holdings, Inc.	778,000	17,510
Agricultural Bank of China, Class H	34,291,000	15,918
Industrial and Commercial Bank of China Ltd., Class H	20,106,845	13,301
Metropolitan Bank & Trust Co.	6,743,750	12,398
New World Fund — Page 1 of 13

Common stocks Financials (continued)	Shares	Value (000)
HSBC Holdings PLC (HKD denominated)	1,125,779	$11,446
Bao Viet Holdings	2,814,430	5,132
C C Land Holdings Ltd.	2,000,000	356
Banco Espírito Santo, SA1,3	102,603,674	—
		3,113,271
Information technology 12.31%
Baidu, Inc., Class A (ADR)[1]	2,002,900	478,232
Samsung Electronics Co. Ltd.	241,250	280,815
Samsung Electronics Co. Ltd., nonvoting preferred	9,700	8,940
Google Inc., Class A1	204,950	116,385
Google Inc., Class C1	195,950	109,552
Murata Manufacturing Co., Ltd.	1,810,600	196,736
Mail.Ru Group Ltd. (GDR)[1]	7,426,366	180,015
Taiwan Semiconductor Manufacturing Co. Ltd.	33,313,000	142,927
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,400,000	30,828
AAC Technologies Holdings Inc.	28,824,500	172,646
Infosys Ltd.	1,895,900	125,094
Infosys Ltd. (ADR)	394,000	26,343
Tencent Holdings Ltd.	9,498,000	151,377
Yandex NV, Class A1	4,295,884	122,948
Alcatel-Lucent[1]	37,384,619	114,685
TDK Corp.	1,569,800	86,089
Avago Technologies Ltd.	974,000	84,008
Tech Mahindra Ltd.	1,850,234	75,869
Cognizant Technology Solutions Corp., Class A1	1,550,000	75,718
Hexagon AB, Class B	1,435,000	48,292
Apple Inc.	434,350	46,910
Quanta Computer Inc.	15,486,000	38,898
ASM Pacific Technology Ltd.	3,419,900	37,616
JDS Uniphase Corp.[1]	2,588,000	34,834
MasterCard Inc., Class A	370,000	30,988
Gemalto NV	337,200	25,781
Accenture PLC, Class A	290,000	23,525
Infineon Technologies AG	1,932,500	18,746
Samsung SDI Co., Ltd.	153,500	18,097
Western Union Co.	1,020,000	17,299
NetEase, Inc. (ADR)	174,064	16,487
Spectris PLC	500,000	14,413
Broadcom Corp., Class A	340,000	14,239
STMicroelectronics NV	1,986,522	13,241
OMRON Corp.	230,000	10,607
		2,989,180
Consumer discretionary 11.76%
Naspers Ltd., Class N	1,699,281	211,474
Altice SA1	2,905,606	180,929
Toyota Motor Corp.	2,697,900	156,073
Domino’s Pizza, Inc.	1,745,000	154,939
Zee Entertainment Enterprises Ltd.	18,514,326	103,804
Inchcape PLC	9,305,000	103,452
Li & Fung Ltd.	81,686,000	99,538
Ctrip.com International, Ltd. (ADR)[1]	1,663,000	96,953
Maruti Suzuki India Ltd.	1,698,000	92,291
Hankook Tire Co., Ltd.	1,415,180	72,829
New World Fund — Page 2 of 13

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Swatch Group Ltd, non-registered shares	88,900	$42,096
Swatch Group Ltd	342,000	28,899
SAIC Motor Corp. Ltd., Class A	22,946,763	67,037
L’Occitane International SA	27,435,750	64,741
Chow Sang Sang Holdings International Ltd.	25,212,000	62,289
Kroton Educacional SA, ordinary nominative	8,520,000	60,722
Zhongsheng Group Holdings Ltd.	57,922,000	59,527
Melco Crown Entertainment Ltd. (ADR)	2,152,000	58,405
Estácio Participações SA, ordinary nominative	4,820,000	55,827
Techtronic Industries Co. Ltd.	17,785,000	55,613
Wynn Macau, Ltd.	14,801,400	53,441
Kering SA	266,633	51,440
Galaxy Entertainment Group Ltd.[1]	7,520,000	51,344
Arcos Dorados Holdings Inc., Class A	8,241,177	50,766
Renault SA	644,894	47,867
Honda Motor Co., Ltd.	1,385,000	42,897
NIKE, Inc., Class B	445,000	41,372
Industria de Diseño Textil, SA	1,457,500	40,940
Hyundai Motor Co.	246,199	39,162
Tata Motors Ltd.	4,337,995	37,859
Mahindra & Mahindra Ltd.	1,680,500	35,750
PT Surya Citra Media Tbk	127,040,000	35,531
Truworths International Ltd.	5,003,000	34,246
Mr Price Group Ltd.	1,605,916	33,218
Intercontinental Hotels Group PLC	853,537	32,346
Publicis Groupe SA	464,476	32,170
Hero MotoCorp Ltd.	606,394	30,263
Dongfeng Motor Group Co., Ltd., Class H	17,518,000	27,061
Hyundai Mobis Co., Ltd.	108,508	25,382
JD.com, Inc., Class A (ADR)[1]	1,049,000	25,061
Global Brands Group Holding Ltd.[1]	107,312,000	23,801
Ripley Corp SA	42,820,000	23,410
Sands China Ltd.	3,630,000	22,608
Belle International Holdings Ltd.	17,605,000	22,406
Shangri-La Asia Ltd.	14,802,000	21,492
Melco International Development Ltd.	7,315,000	19,808
Cie. Financière Richemont SA, Class A	235,000	19,772
PT Astra International Tbk	32,820,000	18,399
Nokian Renkaat Oyj	650,000	18,319
Bajaj Auto Ltd.	410,000	17,435
General Motors Co.	548,000	17,207
Volkswagen AG, nonvoting preferred	66,000	14,064
Bayerische Motoren Werke AG	90,000	9,623
Daimler AG	120,000	9,328
Golden Eagle Retail Group Ltd.	1,461,000	1,790
		2,855,016
Consumer staples 8.67%
Nestlé SA	2,679,417	196,051
Magnit OJSC (GDR)	2,415,700	161,852
Lenta Ltd. (GDR)[1]	15,606,450	151,851
Lenta Ltd. (GDR)[1,2]	1	—
Coca-Cola Co.	3,280,000	137,366
British American Tobacco PLC	2,348,000	133,229
Pernod Ricard SA	1,096,460	124,803
New World Fund — Page 3 of 13

Common stocks Consumer staples (continued)	Shares	Value (000)
ITC Ltd.	18,880,000	$109,221
LT Group, Inc.	336,174,800	106,677
Hypermarcas SA, ordinary nominative[1]	12,240,200	85,507
SABMiller PLC	1,298,200	73,205
Unilever NV, depository receipts	1,871,000	72,555
PepsiCo, Inc.	646,000	62,126
Thai Beverage PCL[3]	97,929,000	58,314
Anheuser-Busch InBev NV	500,000	55,207
Shiseido Co., Ltd.	3,135,000	51,201
United Breweries Ltd.	4,216,249	47,955
Shoprite Holdings Ltd.	3,290,000	47,660
Henkel AG & Co. KGaA, nonvoting preferred	470,000	46,400
Grupo Nutresa SA	3,341,557	45,150
Procter & Gamble Co.	513,000	44,769
Associated British Foods PLC	1,015,000	44,717
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	34,590
Wal-Mart de México, SAB de CV, Series V	3,910,000	9,039
Coca-Cola Icecek AS, Class C	1,344,000	30,657
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	27,776
China Mengniu Dairy Co.	5,678,000	25,076
United Spirits Ltd.[1]	496,778	22,362
Avon Products, Inc.	1,900,000	19,760
Wumart Stores, Inc., Class H	22,535,000	19,498
Uni-Charm Corp.	721,500	16,530
Orion Corp.	20,250	15,632
PZ Cussons PLC	2,321,000	13,701
Japan Tobacco Inc.	222,000	7,443
L’Oréal SA, non-registered shares	41,800	6,553
		2,104,433
Health care 8.53%
Hikma Pharmaceuticals PLC[4]	11,129,828	337,393
Novo Nordisk A/S, Class B	5,920,750	267,852
Grifols, SA, Class B, non-registered shares	3,910,866	137,421
Grifols, SA, Class B (ADR)	2,442,767	86,450
Grifols, SA, Class A, non-registered shares	464,100	18,928
Novartis AG	2,505,100	232,469
Alexion Pharmaceuticals, Inc.[1]	1,056,304	202,134
Bayer AG	891,500	126,745
Pharmstandard OJSC (GDR)[1]	6,508,871	81,361
Genomma Lab Internacional, SAB de CV, Series B1	27,395,000	69,147
AstraZeneca PLC	765,000	55,602
Krka, dd, Novo mesto[3]	638,298	50,529
Merck & Co., Inc.	860,000	49,828
BioMarin Pharmaceutical Inc.[1]	592,029	48,842
Teva Pharmaceutical Industries Ltd. (ADR)	710,000	40,094
PerkinElmer, Inc.	860,000	37,341
Thermo Fisher Scientific Inc.	313,000	36,799
Waters Corp.[1]	330,000	36,564
Cochlear Ltd.	540,000	34,908
Life Healthcare Group Holdings Ltd.	9,080,000	34,329
Baxter International Inc.	480,000	33,667
Sysmex Corp.	654,000	27,453
New World Fund — Page 4 of 13

Common stocks Health care (continued)	Shares	Value (000)
PT Kalbe Farma Tbk	114,880,000	$16,208
Glenmark Pharmaceuticals Ltd.	787,542	9,210
		2,071,274
Industrials 8.31%
International Container Terminal Services, Inc.[4]	106,374,000	274,972
Cummins Inc.	1,527,500	223,290
ASSA ABLOY AB, Class B	2,097,660	111,102
Alliance Global Group, Inc.	167,000,000	94,153
DP World Ltd.	4,393,601	84,181
Intertek Group PLC	1,760,700	76,668
Jardine Matheson Holdings Ltd.	1,275,000	76,373
Airbus Group NV	1,174,573	70,063
Industries Qatar QSC[3]	1,257,816	65,322
United Technologies Corp.	607,000	64,949
JG Summit Holdings, Inc.	44,162,500	62,787
Shanghai Industrial Holdings Ltd.	20,253,000	62,416
Bureau Veritas SA	2,165,000	53,529
Deutsche Post AG	1,635,000	51,335
SGS SA	23,101	50,709
Meyer Burger Technology AG1,4	5,800,000	48,768
Andritz AG	965,000	46,582
SMC Corp.	167,000	46,194
Kansas City Southern	355,000	43,590
Komatsu Ltd.	1,675,000	38,913
Toshiba Corp.	8,000,000	34,443
Chart Industries, Inc.[1]	734,695	34,200
Polypore International, Inc.[1]	700,000	30,744
Rolls-Royce Holdings PLC[1]	2,255,000	30,410
China State Construction International Holdings Ltd.	19,528,000	30,166
Avianca Holdings SA, preferred, restricted-voting (ADR)	1,805,300	26,881
Siemens AG	235,000	26,478
CIMC Enric Holdings Ltd.	23,030,000	23,133
Experian PLC	1,520,000	22,820
Schneider Electric SE	266,800	21,023
ITOCHU Corp.	1,740,000	20,703
Jardine Strategic Holdings Ltd.	546,500	19,472
KONE Oyj, Class B	419,800	18,044
Rockwell Automation	115,200	12,943
A.P. Møller - Mærsk A/S, Class B	3,900	9,088
KBR, Inc.	340,000	6,487
Kühne + Nagel International AG	37,500	4,880
PT Bakrie & Brothers Tbk[1,3]	1,332,820,100	1,103
		2,018,914
Energy 4.82%
InterOil Corp.[1,4]	3,655,239	207,033
Genel Energy PLC[1]	10,315,600	115,926
Pacific Rubiales Energy Corp.	6,329,828	95,477
Royal Dutch Shell PLC, Class B	2,115,000	86,153
Galp Energia, SGPS, SA, Class B	5,679,155	82,306
Ophir Energy PLC[1]	27,266,242	80,824
Reliance Industries Ltd.	4,517,606	73,617
Noble Energy, Inc.	1,262,000	72,729
Cobalt International Energy, Inc.[1]	5,330,000	62,414
New World Fund — Page 5 of 13

Common stocks Energy (continued)	Shares	Value (000)
Indus Gas Ltd.[1,4]	10,429,272	$55,056
Oil Search Ltd.	6,607,492	50,180
Gulf Keystone Petroleum Ltd.[1]	19,594,850	20,923
Gulf Keystone Petroleum Ltd.[1,2]	14,287,125	15,256
Africa Oil Corp.[1]	8,015,500	25,532
Africa Oil Corp. (SEK denominated)[1]	319,133	1,029
BG Group PLC	1,533,000	25,504
CNOOC Ltd.	15,861,000	24,911
Eni SpA	1,012,000	21,559
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,500,000	17,550
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	200,000	2,446
BP PLC	2,480,000	17,813
INPEX CORP.	812,000	10,142
YPF Sociedad Anónima, Class D (ADR)	202,200	7,111
		1,171,491
Telecommunication services 4.22%
SoftBank Corp.	3,719,000	262,855
MTN Group Ltd.	8,258,491	182,694
Reliance Communications Ltd.[1]	64,516,096	111,537
China Mobile Ltd.	6,630,000	82,499
Globe Telecom, Inc.	1,815,000	68,151
TIM Participações SA, ordinary nominative	9,509,000	51,691
Bharti Infratel Ltd.	9,400,000	45,079
Idea Cellular Ltd.	13,745,000	36,433
Bharti Airtel Ltd.	4,350,000	28,261
Singapore Telecommunications Ltd.	8,141,000	23,953
China Telecom Corp. Ltd., Class H	36,912,000	23,513
América Móvil, SAB de CV, Series L (ADR)	935,000	22,823
OJSC Mobile TeleSystems (ADR)	1,392,891	19,918
Intouch Holdings PCL	5,811,900	13,205
Intouch Holdings PCL, nonvoting depository receipts	1,588,100	3,608
MegaFon OJSC (GDR)	515,900	12,072
China Unicom (Hong Kong) Ltd.	7,000,000	10,525
China Communications Services Corp. Ltd., Class H	20,400,000	9,575
Hellenic Telecommunications Organization SA1	822,500	9,287
PT XL Axiata Tbk	17,022,865	7,783
		1,025,462
Utilities 3.01%
Power Grid Corp. of India Ltd.	97,858,870	232,375
ENN Energy Holdings Ltd.	32,943,000	213,669
PT Perusahaan Gas Negara (Persero) Tbk	293,633,500	144,569
Cheung Kong Infrastructure Holdings Ltd.	9,755,000	71,196
Infraestructura Energética Nova, SAB de CV	4,575,000	28,001
China Resources Gas Group Ltd.	7,500,000	21,421
Energy World Corp. Ltd.[1]	61,900,000	19,065
		730,296
Materials 2.92%
Linde AG	463,392	85,450
Celanese Corp., Series A	1,041,000	61,138
Grasim Industries Ltd. (GDR)[3]	527,053	30,113
Grasim Industries Ltd.	521,502	29,796
Holcim Ltd	689,676	48,850
New World Fund — Page 6 of 13

Common stocks Materials (continued)	Shares	Value (000)
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	3,937,600	$48,433
L’Air Liquide SA, non-registered shares	271,500	32,747
Solvay NV	240,000	32,692
Arkema SA	527,000	32,505
Akzo Nobel NV	480,000	31,886
First Quantum Minerals Ltd.	2,080,400	31,380
Koninklijke DSM NV	457,000	28,615
Glencore PLC	5,480,000	28,044
Wacker Chemie AG	228,000	27,495
BASF SE	280,000	24,646
Givaudan SA	13,412	22,345
International Flavors & Fragrances Inc.	215,000	21,317
BHP Billiton PLC	700,000	18,034
Anhui Conch Cement Co. Ltd., Class H	5,444,000	17,830
Rio Tinto PLC	346,000	16,447
Vedanta Resources PLC	1,098,918	14,450
ArcelorMittal	980,000	12,821
FUCHS PETROLUB SE	267,950	9,822
African Minerals Ltd.[1]	7,793,102	1,870
		708,726
Miscellaneous 4.92%
Other common stocks in initial period of acquisition		1,195,678
Total common stocks (cost: $15,533,012,000)		19,983,741
Preferred securities 0.02% Miscellaneous 0.02%
Other preferred securities in initial period of acquisition		3,398
Total preferred securities (cost: $1,848,000)		3,398
Rights & warrants 0.00% Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		496
Total rights & warrants (cost: $502,000)		496
Convertible bonds 0.03% Consumer staples 0.03%	Principal amount (000)
Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR62,950	6,132
Total convertible bonds (cost: $8,166,000)		6,132
Bonds, notes & other debt instruments 9.79% Bonds & notes of governments & government agencies outside the U.S. 7.66%
Argentina (Republic of) 7.00% 2017	$61,166	53,903
Brazil (Federal Republic of) 6.00% 2015[5]	BRL15,092	6,092
Brazil (Federal Republic of) 10.00% 2017	42,500	16,405
Brazil (Federal Republic of) 6.00% 2018[5]	27,668	11,120
Brazil (Federal Republic of) 6.00% 2020[5]	26,410	10,619
Brazil (Federal Republic of) 10.00% 2023	50,430	18,253
New World Fund — Page 7 of 13

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Brazil (Federal Republic of) 10.00% 2025	BRL20,570	$7,350
Brazil (Federal Republic of) 6.00% 2045[5]	11,445	4,594
Chilean Government 6.00% 2020	CLP1,850,000	3,506
Colombia (Republic of), Series B, 5.00% 2018	COP82,085,300	39,608
Colombia (Republic of), Series B, 7.00% 2022	25,900,000	13,021
Colombia (Republic of), Series B, 6.00% 2028	84,273,900	37,492
Colombia (Republic of) Global 4.375% 2021	$18,800	20,116
Colombia (Republic of) Global 4.00% 2024	2,200	2,272
Colombia (Republic of) Global 9.85% 2027	COP5,915,000	3,693
Colombia (Republic of) Global 6.125% 2041	$11,200	13,524
Colombia (Republic of) Global 5.625% 2044	1,400	1,582
Croatian Government 6.75% 2019[2]	3,490	3,887
Croatian Government 6.625% 2020	27,365	30,495
Croatian Government 6.375% 2021[2]	8,650	9,547
Croatian Government 5.50% 2023[2]	9,785	10,293
Dominican Republic 9.04% 2018[2,6]	815	892
Dominican Republic 7.50% 2021[2,6]	6,000	6,855
Dominican Republic 7.50% 2021[6]	2,375	2,713
Dominican Republic 8.625% 2027[2,6]	9,900	12,276
Dominican Republic 7.45% 2044[2]	53,940	60,548
Egypt (Arab Republic of) 5.75% 2020[2]	4,000	4,256
Ghana (Republic of) 8.50% 2017	2,100	2,232
Ghana (Republic of) 8.125% 2026[2,6]	12,900	12,997
Greek Government 2.00%/3.00% 2023[7]	€2,040	1,823
Greek Government 2.00%/3.00% 2024[7]	2,040	1,796
Greek Government 2.00%/3.00% 2025[7]	2,040	1,687
Greek Government 2.00%/3.00% 2026[7]	2,040	1,639
Greek Government 2.00%/3.00% 2027[7]	2,040	1,601
Greek Government 2.00%/3.00% 2028[7]	2,040	1,546
Greek Government 2.00%/3.00% 2029[7]	2,985	2,240
Greek Government 2.00%/3.00% 2030[7]	2,985	2,182
Greek Government 2.00%/3.00% 2031[7]	2,985	2,137
Greek Government 2.00%/3.00% 2032[7]	2,985	2,108
Greek Government 2.00%/3.00% 2033[7]	2,985	2,075
Greek Government 2.00%/3.00% 2034[7]	2,985	2,070
Greek Government 2.00%/3.00% 2035[7]	2,985	2,039
Greek Government 2.00%/3.00% 2036[7]	3,775	2,572
Greek Government 2.00%/3.00% 2037[7]	3,775	2,567
Greek Government 2.00%/3.00% 2038[7]	3,775	2,542
Greek Government 2.00%/3.00% 2039[7]	3,775	2,541
Greek Government 2.00%/3.00% 2040[7]	3,775	2,545
Greek Government 2.00%/3.00% 2041[7]	3,775	2,534
Greek Government 2.00%/3.00% 2042[7]	3,775	2,544
Hungarian Government 4.00% 2019	$1,960	2,013
Hungarian Government 6.25% 2020	26,040	29,393
Hungarian Government 6.375% 2021	9,260	10,555
Hungarian Government 5.375% 2023	10,840	11,721
Hungarian Government 5.75% 2023	4,200	4,641
Hungarian Government, Series 23A, 6.00% 2023	HUF2,153,410	10,193
Hungarian Government 5.375% 2024	$1,050	1,126
Hungarian Government, Series 25B, 5.50% 2025	HUF3,646,590	16,887
Hungarian Government 7.625% 2041	$5,400	7,007
India (Republic of) 7.28% 2019	INR2,079,000	32,770
Indonesia (Republic of) 5.875% 2020	$34,500	38,769
Indonesia (Republic of) 4.875% 2021[2]	23,465	25,196
New World Fund — Page 8 of 13

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Indonesia (Republic of) 4.875% 2021	$10,875	$11,677
Indonesia (Republic of) 8.25% 2021	IDR143,000,000	12,020
Indonesia (Republic of) 3.75% 2022	$1,950	1,950
Indonesia (Republic of) 5.875% 2024[2]	6,500	7,410
Indonesia (Republic of) 5.25% 2042	2,950	2,982
Indonesia (Republic of) 4.625% 2043	4,000	3,760
Indonesia (Republic of) 6.75% 2044	15,950	19,599
Indonesia (Republic of) 6.75% 2044[2]	4,500	5,529
Kenya (Rebulic of) 5.875 2019[2]	3,155	3,277
Kenya (Republic of) 6.875% 2024[2]	24,030	25,682
Kenya (Republic of) 6.875% 2024	12,500	13,359
Morocco Government 4.25% 2022	6,500	6,602
Morocco Government 4.25% 2022[2]	2,200	2,234
Morocco Government 5.50% 2042	19,200	19,740
Morocco Government 5.50% 2042[2]	1,800	1,851
Nigeria (Republic of) 5.125% 2018[2]	4,265	4,388
Nigeria (Republic of) 6.75% 2021[2]	9,900	10,779
Nigeria (Republic of) 6.375% 2023	25,000	26,625
Nigeria (Republic of) 6.375% 2023[2]	2,145	2,284
Pakistan (Republic of) 7.25% 2019[2]	10,400	10,790
Pakistan (Republic of) 7.25% 2019	3,000	3,113
Pakistan (Republic of) 8.25% 2024[2]	6,500	6,825
Pakistan (Republic of) 8.25% 2024	1,900	1,995
Panama (Republic of) Global 8.875% 2027	2,775	3,996
Panama (Republic of) Global 9.375% 2029	9,034	13,664
Panama (Republic of) Global 6.70% 2036[6]	6,819	8,609
Peru (Republic of) 7.35% 2025	3,550	4,713
Peru (Republic of) 8.75% 2033	14,975	23,024
Peru (Republic of) 6.55% 2037[6]	5,042	6,466
Perusahaan Penerbit SBSN 4.35% 2024[2]	7,000	7,053
Philippines (Republic of) 9.375% 2017	4,000	4,710
Philippines (Republic of) 4.95% 2021	PHP1,190,000	27,449
Philippines (Republic of) 5.50% 2026	$7,000	8,207
Philippines (Republic of) 7.75% 2031	16,070	22,880
Philippines (Republic of) 6.25% 2036	PHP860,000	21,065
Polish Government 5.00% 2022	$22,395	25,222
Polish Government, Series 102, 4.00% 2023	PLN51,900	17,310
Polish Government 4.00% 2024	$12,780	13,493
Russian Federation 6.20% 2018	RUB1,123,400	23,560
Russian Federation 5.00% 2020	$6,300	6,521
Russian Federation 7.50% 2030[2,6]	20,182	22,947
Russian Federation 7.50% 2030[6]	5,240	5,958
Slovenia (Republic of) 4.75% 2018[2]	16,515	17,774
Slovenia (Republic of) 4.125% 2019[2]	1,645	1,735
Slovenia (Republic of) 5.50% 2022[2]	3,000	3,308
Slovenia (Republic of) 5.85% 2023[2]	23,970	27,011
Slovenia (Republic of) 5.85% 2023	5,800	6,536
South Africa (Republic of) 5.50% 2020	24,100	26,540
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR311,150	28,346
South Africa (Republic of) 4.665% 2024	$12,850	13,428
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR419,700	29,667
State of Qatar 5.75% 2042	$9,300	11,067
Turkey (Republic of) 4.557% 2018[2]	8,605	9,078
Turkey (Republic of) 6.30% 2018	TRY16,300	6,956
Turkey (Republic of) 3.50% 2019[5]	7,497	3,641
New World Fund — Page 9 of 13

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Turkey (Republic of) 7.00% 2019	$3,500	$4,022
Turkey (Republic of) 10.50% 2020	TRY26,825	13,228
Turkey (Republic of) 3.00% 2021[5]	13,481	6,496
Turkey (Republic of) 5.625% 2021	$28,575	31,432
Turkey (Republic of) 9.00% 2024	TRY9,000	4,203
Turkey (Republic of) 6.00% 2041	$52,300	58,155
United Mexican States Government, Series M, 5.00% 2017	MXN140,900	10,733
United Mexican States Government 4.00% 2019[5]	436,847	35,917
United Mexican States Government 2.50% 2020[5]	255,131	19,437
United Mexican States Government, Series M, 6.50% 2021	389,400	30,543
United Mexican States Government 2.00% 2022[5]	52,068	3,812
United Mexican States Government, Series M20, 10.00% 2024	97,000	9,434
United Mexican States Government 4.00% 2040[5]	171,302	13,971
United Mexican States Government Global, Series A, 5.625% 2017	$14,396	15,785
United Mexican States Government Global, Series A, 5.125% 2020	38,638	43,468
United Mexican States Government Global, Series A, 3.625% 2022	18,000	18,585
United Mexican States Government Global, Series A, 4.00% 2023	95,200	99,746
United Mexican States Government Global, Series A, 6.05% 2040	24,180	29,379
United Mexican States Government Global 4.75% 2044	7,450	7,603
United Mexican States Government Global 5.55% 2045	23,095	26,328
Uruguay (Republic of) 5.00% 2018[5]	UYU121,464	5,370
Uruguay (Republic of) 4.375% 2028[5,6]	117,895	5,361
Venezuela (Republic of) 9.25% 2027	$26,290	17,614
Venezuela (Republic of) 9.25% 2028	4,460	2,854
Zambia (Republic of) 5.375% 2022	19,500	18,761
Zambia (Republic of) 8.50% 2024[2]	16,550	18,939
		1,860,781
Corporate bonds & notes 1.47% Energy 0.67%
Ecopetrol SA 5.875% 2023	3,100	3,464
Ecopetrol SA 5.875% 2045	8,775	9,060
Gazprom OJSC 5.092% 2015[2]	11,480	11,684
Gazprom OJSC 9.25% 2019	15,000	17,403
Gazprom OJSC, Series 9, 6.51% 2022	17,200	18,039
Gazprom OJSC 6.51% 2022[2]	10,810	11,337
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	17,775
Petróleos Mexicanos 5.50% 2021	7,675	8,524
Petróleos Mexicanos 4.875% 2022	5,568	5,949
Petróleos Mexicanos 3.50% 2023	3,975	3,857
Petróleos Mexicanos 6.50% 2041	8,825	10,369
Petróleos Mexicanos 5.50% 2044[2]	23,010	24,103
Petróleos Mexicanos 5.50% 2044	2,425	2,540
PTT Exploration & Production Ltd. 5.692% 2021[2]	3,400	3,854
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,6]	3,902	4,234
Zhaikmunai LP 7.125% 2019[2]	11,000	11,481
		163,673
Financials 0.23%
Banco de Crédito del Perú 5.375% 2020[2]	5,000	5,475
Bank of India 3.625% 2018[2]	6,000	6,125
BBVA Bancomer SA 6.50% 2021[2]	6,550	7,303
HSBK (Europe) BV 7.25% 2021[2]	11,150	11,963
Magyar Export-Import Bank 4.00% 2020[2]	8,710	8,688
SB Capital SA 5.40% 2017	5,950	6,052
New World Fund — Page 10 of 13

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
SB Capital SA 5.25% 2023[2]	$5,000	$4,420
VEB Finance Ltd. 6.902% 2020	5,300	5,432
		55,458
Utilities 0.17%
AES Panamá, SA 6.35% 2016[2]	10,400	10,764
CEZ, a s 4.25% 2022[2]	4,720	5,031
Eskom Holdings Ltd. 5.75% 2021[2]	12,300	12,764
Eskom Holdings SOC Ltd. 5.75% 2021	12,000	12,452
		41,011
Telecommunication services 0.14%
Digicel Group Ltd. 8.25% 2020[2]	6,500	6,825
Digicel Group Ltd. 6.00% 2021[2]	6,285	6,364
Digicel Group Ltd. 7.125% 2022[2]	6,575	6,624
MTS International Funding Ltd. 8.625% 2020	13,200	14,426
		34,239
Industrials 0.14%
Brunswick Rail Finance Ltd. 6.50% 2017	10,455	9,409
Brunswick Rail Finance Ltd. 6.50% 2017[2]	9,345	8,411
Zoomlion H.K. SPV Co., Ltd. 6.125% 2022[2]	17,000	16,150
		33,970
Consumer staples 0.06%
Brasil Foods SA 5.875% 2022[2]	12,000	13,230
Materials 0.05%
CEMEX SAB de CV 4.984% 2018[2,8]	12,000	12,480
Consumer discretionary 0.01%
Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,926
Total corporate bonds & notes		355,987
U.S. Treasury bonds & notes 0.66% U.S. Treasury 0.66%
U.S. Treasury 4.00% 2015[9]	$157,900	159,670
Total U.S. Treasury bonds & notes		159,670
Total bonds, notes & other debt instruments (cost: $2,296,488,000)		2,376,438
Short-term securities 7.83%
American Honda Finance Corp. 0.14% due 11/6/2014	40,000	40,000
Bank of Nova Scotia 0.17%–0.19% due 12/18/2014–3/6/2015[2]	131,800	131,765
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.15% due 12/1/2014–12/2/2014	40,900	40,894
Coca-Cola Co. 0.15% due 12/9/2014[2]	36,500	36,497
Electricité de France 0.25% due 1/2/2015[2]	82,650	82,621
Fannie Mae 0.07%–0.15% due 11/12/2014–8/3/2015	258,100	258,022
Federal Home Loan Bank 0.09%–0.17% due 11/13/2014–7/21/2015	178,700	178,671
Freddie Mac 0.08%–0.17% due 11/26/2014–4/22/2015	238,452	238,418
General Electric Capital Corp. 0.21% due 1/13/2015	50,000	49,992
New World Fund — Page 11 of 13

Short-term securities	Principal amount (000)	Value (000)
JPMorgan Chase & Co. 0.28% due 11/13/2014[2]	$26,000	$25,999
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 11/18/2014[2]	39,600	39,597
Mizuho Funding LLC 0.21%–0.24% due 1/23/2015–2/6/2015[2]	80,000	79,957
National Australia Funding (Delaware) Inc. 0.16% due 12/3/2014[2]	37,400	37,395
Nestlé Finance International Ltd. 0.10% due 11/4/2014[2]	45,400	45,400
Nordea North America, Inc. 0.17%–0.19% due 11/14/2014–2/9/2015[2]	100,000	99,974
Old Line Funding, LLC 0.17%–0.22% due 11/24/2014–2/19/2015[2]	84,900	84,879
Procter & Gamble Co. 0.12%–0.15% due 12/9/2014–1/21/2015[2]	89,900	89,894
Québec (Province of) 0.10% due 11/3/2014[2]	40,000	40,000
Reckitt Benckiser Treasury Services PLC 0.20%–0.23% due 11/21/2014–2/12/2015[2]	37,300	37,291
Siemens Capital Co. LLC 0.07%–0.08% due 11/3/2014–11/12/2014[2]	100,600	100,599
Sumitomo Mitsui Banking Corp. 0.15%–0.20% due 11/18/2014–1/5/2015[2]	109,500	109,478
Svenska Handelsbanken Inc. 0.16% due 12/8/2014[2]	15,000	14,998
Toronto-Dominion Holdings USA Inc. 0.18% due 11/25/2014[2]	40,000	39,998
Total short-term securities (cost: $1,902,144,000)		1,902,339
Total investment securities 99.96% (cost: $19,742,160,000)		24,272,544
Other assets less liabilities 0.04%		10,870
Net assets 100.00%		$24,283,414
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,667,422,000, which represented 6.87% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities including those in "Miscellaneous," was $221,697,000, which represented .91% of the net assets of the fund. This amount includes $121,207,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Step bond; coupon rate will increase at a later date.
[8]	Coupon rate may change periodically.
[9]	A portion of this security was pledged as collateral. The total value of pledged collateral was $17,000, which represented less than .01% of the net assets of the fund.

New World Fund — Page 12 of 13

Key to abbreviations and symbol
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
CLP = Chilean pesos
COP = Colombian pesos
€ = Euros
HKD = Hong Kong dollars
HUF = Hungarian forints
IDR = Indonesian rupiah
INR = Indian rupees
MXN = Mexican pesos
PHP = Philippine pesos
PLN = Polish zloty
RUB = Russian rubles
SEK = Swedish kronor
TRY = Turkish lira
UYU = Uruguayan pesos
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-036-1214O-S42214	New World Fund — Page 13 of 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary schedule of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 10, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2014

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 31, 2014